UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2026, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing ten (10) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2027 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of shares of common stock entitled to vote as of the record date was 51,923,059, of which 47,547,797 shares, or 91.6%, were present in person or by proxy.

Proposal 1: The election of ten (10) director nominees to serve on the Board, each for a one-year term expiring at the 2027 Annual Meeting of Stockholders.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Spector	42,462,444	206,197	79,384	4,799,772
Doug Jones	42,438,823	230,534	78,668	4,799,772
Sunil Chandra	42,549,151	117,584	81,290	4,799,772
Jonathon S. Jacobson	41,821,686	847,759	78,580	4,799,772
Patrick Kinsella	42,521,407	147,577	79,041	4,799,772
Anne D. McCallion	42,579,466	84,803	83,756	4,799,772
Farhad Nanji	42,403,072	227,802	117,151	4,799,772
Jeffrey A. Perlowitz	42,602,569	66,388	79,068	4,799,772
Lisa M. Shalett	41,744,791	641,606	361,628	4,799,772
Theodore W. Tozer	42,602,365	66,791	78,869	4,799,772

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,183,413	284,212	80,172	0

Proposal 3: Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,064,673	1,453,740	229,612	4,799,772

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: June 4, 2026	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer